Exhibit 13.1 Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, John A.A. James, President of Aurora Metals (BVI) Limited (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Quarterly Report on Form 6-K of the Company for the period ended September 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 12, 2003                  BY: /s/ John A.A. James
       -----------------                      -------------------
                                                  John A.A. James
                                                  President


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